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                                                                      EXHIBIT 32


                Certification of the Principal Executive Officers
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

We, Morris H. Wheeler, the President and Chief Executive Officer and Robert W. Pawlak, the Chief Financial Officer of Cohesant Technologies Inc. (the "Company"), certify that to the best of our knowledge, based upon a review of the Company's Annual Report on Form 10-KSB/A for the year ended November 30, 2004 (the "Report"):

                           (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Morris H. Wheeler
---------------------
Morris H. Wheeler
President and Chief Executive Officer
June 30, 2005

/s/ Robert W. Pawlak
--------------------
Robert W. Pawlak
Chief Financial Officer
June 30, 2005